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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated November 27, 1995, included in this Form 10-K, into the Powell Industries, Inc. previously filed Form S-8 Registration No. 33-81998.





ARTHUR ANDERSEN LLP


Houston, Texas

January 26, 1996